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                                                                   Exhibit 10.44


                                AMENDMENT NO. 1
                            BTU INTERNATIONAL. INC.
                          1993 EQUITY INCENTIVE PLAN

         1. REFERENCE TO THE PLAN.

         Reference is hereby made to the BTU international, Inc. (the "Company") 1993 Equity Incentive Plan (the "Plan"). Terms defined in the Plan and not otherwise defined herein are used herein with the meanings so defined.

         2. AMENDMENT TO THE PLAN.

         Subject to approval by the stockholders of the Company, Section 4 of the Plan is hereby amended by adding the following paragraph at the end thereof:

                  "The maximum number of shares of Stock for which Options may be granted to any individual in any one year shall be 250.000. The maximum number of shares of Stock subject to Stock Appreciation Rights granted to an}.' individual in any one year shall likewise be 250,000. The per-individual limitations described in this paragraph shall be construed and applied consistent with the rules and regulations under
         Section 162(m) of the Internal Revenue Code."